UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                            February 21, 2006


                              Hecla Mining Company
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


              1-8491                                 82-0126240
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      (Commission File Number)            (IRS Employer Identification No.)


6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho                                          83815-9408
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (208) 769-4100
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               (Registrant's Telephone Number, Including Area Code


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

A.       Employment Agreement and Indemnification Agreement with Vice President
         ----------------------------------------------------------------------
         and General Counsel
         -------------------

         On February 17, 2006, Hecla Mining Company (the "Company") announced the appointment of Philip C. Wolf as Vice President and General Counsel. The Company's Board of Directors (the "Board") approved a Change-in-Control Agreement ("Employment Agreement") and Indemnification Agreement with Mr. Wolf effective February 16, 2006. Mr. Wolf's Employment Agreement and Indemnification Agreement are substantially identical to prior employment agreements and indemnification agreements entered into with other executive officers of the Company. As part of Mr. Wolf's employment, he will receive a base salary of $200,000 and is eligible for an annual bonus with a target for his position of 40% of base salary, with the opportunity to receive an additional bonus amount depending on the Company's performance. Mr. Wolf will also be eligible to participate in the Company's Long-Term Incentive Plan, on terms approved by the Board, and the Company's other employee benefits.

         The material terms of the Employment Agreement are set forth in Exhibit
10.2 to the Company's Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the "SEC") for the period ended June 30, 2003, and which are incorporated by reference as Exhibit 10.1. The material terms of the Indemnification Agreement are set forth in Exhibit 10.4 to the Company's Annual Report on Form 10-K, filed with the SEC for the period ended December 31, 2004, and which are incorporated herein by reference as Exhibit 10.2.

         In connection with his appointment, Mr. Wolf will receive 20,000 shares of restricted common stock under the terms of the Company's Key Employee Deferred Compensation Plan. 10,000 shares of the restricted stock will vest on February 15, 2007 and the other 10,000 shares of the restricted stock will vest on February 15, 2008. However, should Mr. Wolf be terminated by the Company for any reason other than cause before February 1, 2007, the restricted stock shares will vest immediately. Mr. Wolf will also receive nonqualified stock options to purchase up to 40,000 shares of the Company's common stock at an exercise price of $5.04, which was determined by taking the mean between the highest and lowest reported sales prices of the Company's common stock on the New York Stock Exchange on February 15, 2006. 20,000 nonqualified stock options will vest on August 15, 2006 and the other 20,000 nonqualified stock options will vest on February 15, 2007.

         The Company will also reimburse Mr. Wolf for all reasonable relocation expenses, including reimbursement of any real estate sales commission and normal seller related closing costs on his home up to the amount of $95,000.

B.       Long-Term Performance Payment Plan
         ----------------------------------

         The Company utilizes a Long-Term Performance Payment Plan for senior executives and other key employees of the Company. Under the plan, a new performance period begins each calendar year and runs for three years. For example, the first performance period ran from January 1, 2003 through December 31, 2005. The next three-year performance period would include January 1, 2004 through December 31, 2006. The payout for this period, if earned, would be made approximately the first quarter 2007.

         Under the 2003 - 2005 plan period, performance against minimum hurdle rates for both the resource growth and cash flow targets had to be met before a payout could be earned. Neither of these targets were met and no payout was earned for the 2003 - 2005 plan period.

         On February 16, 2006, the Board approved goals for the Hecla Mining Company Executive Senior Management Long-Term Performance Payment Plan for the

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

2006 - 2008 plan period (in the case of Mr. Baker, the independent members of the Board approve his award) as follows:

                             2006 - 2008 Plan Period
                             -----------------------

Performance Targets - In general, there should be a continued focus on resource growth and cash contribution generation for the 2006 - 2008 plan period. More emphasis will be placed on resource growth for the plan period by weighting resource growth 75% and cash contribution 25% in determining the value of the incentive award at the conclusion of the 2006 - 2008 plan period. Performance targets have been established for resource growth (i.e. gold, silver and gold equivalent resources) and cash contribution generation from the Company's resources. The goal is to incentivize management to focus on resource growth, production and cost management.

Performance Unit Awards - The Board assigns performance units at the beginning of each three-year plan period. On February 16, 2006, the Board approved Long-Term Performance Payment Plan unit awards (these units could be revised later in 2006 as part of a review of execution compensation) to the following executive officers (in the case of Mr. Baker, the independent members of the Board approved his award) of the Company:

                                                          Units
                                                          -----
          Phillips S. Baker, Jr., President & CEO         3,970
          Philip C. Wolf, V.P. & General Counsel          1,320
          Ronald W. Clayton, V.P. - N.A. Operations       1,320
          Lewis E. Walde, V.P. & CFO                      1,320
          Michael H. Callahan, V.P. - Corp. Develop.      1,320
          Vicki Veltkamp, V.P. - Investor Relations       1,320

Performance Award Value - As in previous years, performance unit possible valuation can range from $0 to $200 per unit, depending on performance. For the 2006 - 2008 plan, the Company will use the same performance ranges and payout values as the previous two plans. Assuming both targets are met at the 100% level, performance unit terminal value would be $100/unit. On February 16, 2006, the Board approved a payout arrangement where resource growth and cash contribution are addressed separately. For example, assuming both resource growth and cash flow targets are met, the performance award valuation would be as follows:

         1.       Resource growth goal @ 100% = $75/performance unit
         2.       Cash flow goal @ 100% = $25/performance unit
         3.       Total performance award terminal value = $100
         4. Multiplied by number of units awarded an individual participant
         5.       Equals total individual participant award


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


         The Board also approved the same payout arrangement for the 2004 - 2006 plan period as well as the 2005 - 2007 plan period.

         The Long-Term Performance Payment Plan is set forth in the Company's Quarterly Report on Form 10-Q/A, portions of which are incorporated herein by reference as Exhibit 10.3.

C.       2006 Short-Term Performance Plan
         --------------------------------

         On February 16, 2006, the Board, based on recommendations of the Company's senior management and the Compensation Committee, established targeted quantitative and non-quantitative goals for corporate performance (in the case of Mr. Baker, the independent members of the Board approved his 2006 goals). For 2006, corporate performance quantitative goals include total gold and silver production, production costs per ounce for silver and gold, cost containment, environmental costs, capital expenditures and resource development goals. Corporate non-quantitative goals include, among other goals, an acquisition, reducing the Company's Venezuelan risk profile, and resolving certain legal issues.

         The Chief Executive Officer's performance payment for 2006 will be based solely on corporate performance. The other executive officers' performance payments will be based 60% upon corporate performance with 40% based upon individual performance.

         The Company's Performance Pay Compensation Plan is set forth in the Company's Form 10-K, portions of which are incorporated herein by reference as
Exhibit 10.4.

ITEM 5.02  DEPARTURE, ELECTION, OR APPOINTMENT OF DIRECTORS OR OFFICERS

A.       Appointment of New Vice President and General Counsel
         -----------------------------------------------------

         On February 16, 2006, the Board appointed Philip C. Wolf as the Company's Vice President and General Counsel. Mr. Wolf was appointed based on his extensive legal experience, including securities work, natural resources, financing, corporate, litigation management, corporate governance, contracts and acquisitions. Prior to his appointment, Mr. Wolf was Senior Vice President, General Counsel and Secretary of Compressus Inc. (a small software technology company) from 2001 to 2004. Mr. Wolf also served as Senior Vice President, General Counsel and Secretary of Cyprus Amax Minerals Company (a public, Fortune 500, international company) from 1993 to 1999. Prior to that, Mr. Wolf held other various positions with Cyprus Minerals Company.

See Item 1.01 above, incorporated herein by reference, for a description of Mr. Wolf's employment arrangements with the Company.

A copy of the press release dated February 17, 2006, announcing the appointment of Mr. Wolf is attached hereto as Exhibit 99.1 and incorporated herein by reference.

B.       Directors Not Standing for Re-Election at the 2006 Annual Shareholders
         ----------------------------------------------------------------------
         Meeting
         -------

         At the February 16, 2006, Board of Directors meeting, Mr. Arthur Brown announced that he would not be standing for re-election at the 2006 Annual Shareholders Meeting to be held on May 5, 2006. Mr. Brown announced that he had no disagreements with management or the Company; but after serving 19 years as Chairman of the Board, he was ready to pursue other interests. Mr. Brown had also served as the Company's Chief Executive Officer from May 1987 to May 2003 and as President from May 1986 to November 2001. Mr. Brown also serves on as Chairman of the Executive Committee and is a member of the Technical Committee.

         In addition to Mr. Brown not standing for re-election, Mr. John E. Clute also announced that he would not be standing for re-election at the 2006 Annual Shareholders Meeting to be held on May 5, 2006. Mr. Clute announced that he had no disagreements with management or the Company, but after serving 24 years as a member of the Board of Directors, he was ready to pursue other interests. Mr. Clute also serves as Chairman of the Corporate Governance and Directors Nominating Committee and is a member of the Executive Committee and Compensation Committee.

         As a result of only two directors being nominated for election to the Board at the 2006 Annual Shareholders Meeting, the Board determined to reduce the size of the Board from nine to eight at the 2006 Annual Shareholders Meeting.

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS

         On, and effective as of February 16, 2006, the Board approved an amendment to the Company's By-Laws to amend Section 4 of Article III to change the retirement age of directors. Section 4 of Article III has been amended in its entirety to read as follows:

         Section 4. Qualifications. Directors need not be shareholders of the Corporation. No person shall be eligible for election or reelection as a Director, or for appointment to fill a newly created directorship or a vacancy on the Board, who has attained the age of 72 at the time of such election or appointment.

         The full text of the By-Laws, as amended, will be filed as an Exhibit to the Company's Form 10-K to be filed in March 2006.

         The Board also approved an amendment to the Company's Corporate Governance Guidelines under Section A. 5. to conform with the amendment to the Company's By-Laws. Section A. 5. of the Company's Corporate Governance Guidelines will be amended in its entirety to read as follows:

         5. Retirement Age. No director shall be eligible for election or reelection as a Director, or for appointment to fill a newly created directorship or a vacancy on the Board of Directors, who has attained the age of 72 at the time of such election or appointment.

         A copy of the Company's By-Laws, as amended on February 16, 2006, is attached hereto as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         3.2      By-Laws of the Registrant as amended to date.

         10.1 Employment Agreement dated February 16, 2006 between Hecla Mining Company and Philip C. Wolf, incorporated by reference herein to Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003. (1)

         10.2 Indemnification Agreement dated February 16, 2006 between Hecla Mining Company and Philip C. Wolf incorporated by reference herein to Exhibit 10.4 to the Company's Annual Report on Form 10-K for the period ended December 31, 2004. (1)

         10.3 Hecla Mining Company Executive and Senior Management Long-Term Performance Payment Plan incorporated by reference herein to
                  Exhibit 10.7(b) to the Company's Amendment No. 1 on Form 10-Q/A for the quarter ended June 30, 2003, filed on March 15, 2005. (1)

         10.4 Hecla Mining Company Performance Pay Compensation Plan incorporated by reference herein to Exhibit 10.5(a) to the Company's Form 10-K for the period ended December 31, 2004, filed on March 16, 2005. (1)

         99.1 News Release announcing appointment of Vice President and General Counsel


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HECLA MINING COMPANY



                                                By: /s/ Michael B. White
                                                    ---------------------------
                                                    Name:  Michael B. White
                                                    Title: Corporate Secretary

Dated:  February 21, 2006

                                  EXHIBIT INDEX



Exhibit No.                                 Title
-----------                                 -----

3.2                 By-Laws of the Registrant as amended to date

99.1                Hecla Mining Company News Release dated February 17, 2006




























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